1 OWENS & MINOR, INC. 2016 EXECUTIVE INCENTIVE PROGRAM 1. PURPOSE The purpose of the Owens & Minor, Inc. 2016 Executive Incentive Program (the “Program”) is to permit Owens & Minor, Inc. and its Subsidiaries (the “Company”) to provide awards of annual incentive compensation which satisfy the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code. This Program evidences the terms and conditions of “Incentive Awards” granted under and pursuant to the terms of the Owens & Minor, Inc. 2015 Stock Incentive Plan and/or any prior and successor stock plans adopted or assumed by the Company (as amended, the “Stock Plan”). This Program and the Awards granted hereunder shall be administered in accordance with the terms of the Stock Plan. 2. DEFINITIONS "2016 COMPANY ADJUSTED OPERATING EARNINGS" shall mean, for the Performance Period, the Company's operating earnings as presented in the Company's consolidated audited income statement for the Performance Period, adjusted to eliminate or exclude the effects of unusual or non- recurring items, which adjustments shall be approved by the Committee as provided in Section 3 below including but not limited to, the effect of accounting changes; tangible and intangible asset impairment charges; fees, expenses and charges associated with debt and/or equity financing transactions, merger and acquisition activity (including the purchase or sale of a business unit or its assets and any post transaction- related claims, litigation or settlement charges) and exit and realignment activities; gains/losses from asset sales not made in the ordinary course of business; retirement plan gains/losses; and gains/losses or charges associated with material litigation, regulatory, tax or insurance settlements; and fluctuations in currency exchange rates. Adjustments to the Company’s operating earnings for purposes of determining any Award earned hereunder shall be taken into account only to the extent that they are separately identified or quantified in the Company’s consolidated audited financial statements, the notes to the consolidated financial statements, “Management’s Discussion and Analysis” in the Company’s 2016 Annual Report on Form 10-K or in other Company filings with the Securities and Exchange Commission. "AWARD" shall mean an Incentive Award (as defined under the Stock Plan) that entitles the Participant to a cash payment in accordance with, and subject to, the terms of this Program. "BOARD" shall mean the Board of Directors of the Company. "CODE" shall mean the Internal Revenue Code of 1986, as amended. "COMMITTEE" shall mean the Compensation & Benefits Committee of the Board or any subcommittee thereof which meets the requirements of Section 162(m)(4)(C) of the Code. "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended. "PARTICIPANT" shall mean each individual serving in one of the positions of the Company identified in Annex A hereto. "PERFORMANCE PERIOD" shall mean the Company's 2016 fiscal year. “PERFORMANCE GOAL” shall mean each of 2016 Company Adjusted Operating Earnings and the Qualitative Performance Factor.

2 "PROGRAM" shall mean this Owens & Minor, Inc. 2016 Executive Incentive Program, as amended from time to time. “QUALITATIVE PERFORMANCE FACTOR" shall mean, with respect to each Participant, such Participant’s individual job performance goals that are quantitative measurements and/or qualitative measurements such as strength of leadership, goal implementation, strategic focus, overall management skills and other measurements, as determined by the Committee in its sole discretion. “RETIREMENT” shall mean severance from the employment of the Company (i) at or after the attainment of age 55 and after completing that number of years of service with the Company that, when added to Participant’s age at the time of severance from employment, equals at least 65 or (ii) at or after the attainment of age 65. "STOCK PLAN" shall mean the Owens & Minor, Inc. 2015 Stock Incentive Plan and/or any prior and successor stock plans adopted or assumed by the Company. "SUBSIDIARY" shall mean any entity that is directly or indirectly controlled by the Company or any entity, in which the Company has at least a 50% equity interest. 3. ADMINISTRATION (a) Subject to subsection (b) below, the Program shall be administered by the Compensation Committee, which shall have full authority to interpret and amend the Program, to establish rules and regulations relating to the operation of the Program, to select Participants, to determine the maximum Awards and the amounts of any Awards and to make all determinations and take all other actions necessary or appropriate for the proper administration of the Program. Before any payments are made under the Program, the Committee shall certify in writing the 2016 Performance Goals that have been achieved. The Committee's interpretation of the Program, and all actions taken within the scope of its authority, shall be final and binding on the Company, its stockholders and Participants and their respective successors and assigns. (b) This Program is intended to comply both by its terms and in its operation with Sections 162(m) and other provisions of the Code in order to make it as tax-efficient for the Company as possible. Accordingly, any modifications to the Performance Goals that would increase the amount of any Award shall be made by the Committee prior to March 31, 2016 and the identification of any unusual, non- recurring or discretionary adjustments to the 2016 Performance Goals shall be made by the Committee on or before the last day of the Performance Period. 4. DETERMINATION OF AWARDS (a) Each Participant is hereby granted an Award that, contingent upon achievement of the Performance Goals, will entitle the Participant to receive a cash payment calculated as provided in Annex A hereto. Set forth on Annex A hereto are the following: (i) the goal levels established for each Performance Goal, (ii) the weight attributable to each Performance Goal and (iii) the award opportunity for each Participant. Following the end of the Performance Period, the Committee shall certify any achievement of the Performance Goals as specified herein. Notwithstanding the foregoing, the Committee may make any adjustments in its discretion that would reduce the amount paid for any Award earned hereunder. (b) If 2016 Company Adjusted Operating Earnings are not at least $__________ as set forth in Annex A, no payments to those persons identified on Annex A shall be made under this Program.

3 5. PAYMENT OF AWARDS (a) Except as provided in the Stock Plan in the event of a Change in Control (as defined under the Stock Plan), a Participant will receive all or part of the amount payable under an Award (including certain pro rata payments) as set forth herein, only to the extent that the Committee certifies that the applicable Performance Goals have been achieved. (b) Except as set forth in this Section 5(b) or the Stock Plan, a Participant will receive the amount payable under an Award only if the Participant is employed on the last day of the Performance Period. A Participant not employed on the last day of the Performance Period shall also be entitled to the following pro rata payments: (i) the Committee, in its discretion, may determine to make a pro rata payment of an Award for a Participant who is not employed on the last day of the Performance Period in accordance with the Company’s executive severance policy; and (ii) in the event of the Participant’s death or Retirement during the Performance Period, the Participant shall be entitled to a pro rata amount payable under the applicable Award. (c) Except as set forth in the Stock Plan, all Awards earned shall be paid in cash in a lump sum no later than March 15, 2017. Any pro rata payment shall be based on the number of full months the Participant was employed by, or providing services to, the Company during the Performance Period divided by twelve; provided, that employment by, or the provision of services to, the Company for at least the first fifteen (15) days of a month shall constitute a full month for the purposes of determining any proration hereunder. 6. RECOUPMENT POLICY Notwithstanding any other provision in this Agreement to the contrary, any Award under this Program is subject to recoupment by the Company in accordance with the Company’s Policy on Recoupment of Executive Incentive Compensation in effect from time to time, as such policy is interpreted and applied by the Company’s board of directors. 7. OTHER PROVISIONS (a) Neither the establishment of this Program, nor any action taken hereunder, shall be construed as giving any Participant any right to be retained in the employ of the Company. Nothing contained in this Program shall limit the ability of the Company to make payments or awards to Participants under any other plan, agreement or arrangement. (b) The rights and benefits of a Participant hereunder are personal to the Participant and, except for payments made following a Participant's death, shall not be subject to any voluntary or involuntary alienation, assignment, pledge, transfer, encumbrance, attachment, garnishment or other disposition. (c) Awards under this Program shall not constitute compensation for the purpose of determining participation or benefits under any other plan of the Company unless specifically included as compensation in such plan. (d) The Company shall have the right to deduct from Awards any taxes or other amounts required to be withheld by law. (e) All questions pertaining to the construction, regulation, validity and effect of the provisions of

4 the Program shall be determined in accordance with the laws of the Commonwealth of Virginia without regard to principles of conflict of laws. (f) If any provision of this Program would cause Awards not to constitute "qualified performance- based compensation" under Section 162(m) of the Code, that provision shall be severed from, and shall be deemed not to be a part of, the Program, but the other provisions hereof shall remain in full force and effect. (g) No member of the Committee or the Board, and no officer, employee or agent of the Company shall be liable for any act or action hereunder, whether of commission or omission, taken by any other member, or by any officer, agent, or employee, or, except in circumstances involving bad faith, for anything done or omitted to be done in the administration of the Program. 8. EFFECTIVE DATE The Program shall be effective as of January 1, 2016.

5 Annex A OWENS & MINOR 2016 EXECUTIVE INCENTIVE PROGRAM AWARD OPPORTUNITY Position Cash Target as a Percentage of Base Salary President and CEO 125% EVP & CFO, President International 75% EVP & Chief Commercial Officer; EVP, North American Operations 70% Senior Vice President (Grade X3) 50% Senior Vice President (Grade X4) 40% Vice President (Grade X5) 35% GOALS AND WEIGHTS Position 2016 Company Adjusted Operating Earnings* 2016 Qualitative Performance Factor* All above positions 80% 20% *As a condition to any award being made to any Participant at the Vice President (Grade X5) Level or above, 2016 Company Adjusted Operating Earnings must be at least $____________. For the avoidance of doubt, once the Committee has certified that such level of Company Adjusted Operating Earnings has been attained, each such Participant shall be entitled to an award equal to 200% of such Participant’s target award, except as such amount may be reduced in accordance with the goals set forth below under the heading “Goal Levels” and as otherwise determined by the Committee. GOAL LEVELS Achievement Level (1) 2016 Company Adjusted Operating Earnings Qualitative Performance Factor 200% (Maximum) $__________ Based on assessment of individual performance by Committee 100% (Target) $__________ Based on assessment of individual performance by Committee 50% (Threshold) $__________ Based on assessment of individual performance by Committee

6 (1) If a 2016 Performance Goal is achieved at a level between Threshold and Target or Target and Maximum, then the amount of the Award will be determined based on a straight line interpolation of achievement levels between the Threshold and Target or the Target and Maximum, as applicable. Achievement levels of the Qualitative Performance Factor shall be determined for each Participant by the Committee in its sole discretion. SAMPLE CALCULATIONS (1) A Senior Vice President (X3) has a base salary of $500,000. For fiscal year 2016, the Company achieved 2016 Adjusted Operating Earnings at the maximum level and the Committee determined that the officer met his/her Qualitative Performance Factor at the 200% (maximum) level. The award would be calculated as follows, subject to downward adjustment by the Committee: 50% of $500,000 base salary = $250,000 award opportunity 2016 Adjusted Operating Earnings weighted at 80% and achieved at 200% = 80% x $250,000 = $200,000 x 2 = $400,000 Qualitative Performance Factor weighted at 20% and achieved at 200% = 20% x $250,000 = $50,000 x 2 = $100,000 Total Award = $500,000 (2) A Senior Vice President (X3) has a base salary of $500,000. For fiscal year 2016, the Company achieved 2016 Adjusted Operating Earnings at the target level and the Committee determined that the officer met his/her Qualitative Performance Factor at the 50% (threshold) level. The award would be calculated as follows, subject to downward adjustment by the Committee: 50% of $500,000 base salary = $250,000 award opportunity 2016 Adjusted Operating Earnings weighted at 80% and achieved at 100% = 80% x $250,000 = $200,000 x 1 = $200,000 Qualitative Performance Factor weighted at 20% and achieved at 50% = 20% x $250,000 = $50,000 x 1/2 = $25,000 Total Award = $225,000 (3) A Senior Vice President (X4) has a base salary of $400,000. For fiscal year 2016, the Company achieved 2016 Adjusted Operating Earnings at the 75% level (between threshold and target) and the Committee determined that the officer met his/her Qualitative Performance Factor at the 50% (threshold) level. The award would be calculated as follows, subject to downward adjustment by the Committee: 40% of $400,000 base salary = $160,000 award opportunity 2016 Adjusted Operating Earnings weighted at 80% and achieved at 75% = 80% x $160,000 = $128,000 x 3/4 = $96,000 Qualitative Performance Factor weighted at 20% and achieved at 50% = 20% x $160,000 = $32,000 x 1/2 = $16,000 Total Award = $112,000